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PROSPECTUS

                                                                    SMITH BARNEY
                                                               WORLD FUNDS, INC.

                                                                   International
                                                                          Equity
                                                                       Portfolio

                                                               FEBRUARY 27, 1998

                                                   Prospectus begins on page one

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
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

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Prospectus                                                     February 27, 1998
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     Smith Barney World Funds, Inc.
     International Equity Portfolio
     388 Greenwich Street
     New York, New York 10013
     (800) 451-2010


     The International Equity Portfolio (the "Portfolio") is one of the investment portfolios that currently comprise Smith Barney World Funds, Inc. (the "Fund"). The Portfolio seeks a total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-United States issuers. The Portfolio may borrow for investment purposes, which involves certain risk considerations; see "Leverage."

     This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


     Additional information about the Portfolio is contained in a Statement of Additional Information dated February 27, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.


SMITH BARNEY INC.
Distributor


MUTUAL MANAGEMENT CORP.
Investment Manager


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Table of Contents
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Prospectus Summary                                                             3
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Financial Highlights                                                           9
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Investment Objective and Management Policies                                  13
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Valuation of Shares                                                           21
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Dividends, Distributions and Taxes                                            22
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Purchase of Shares                                                            24
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Exchange Privilege                                                            34
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Redemption of Shares                                                          37
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Minimum Account Size                                                          39
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Performance                                                                   40
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Management of the Fund                                                        40
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Distributor                                                                   42
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Additional Information                                                        42


================================================================================
     No person has been authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

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Prospectus Summary
--------------------------------------------------------------------------------

     The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

     INVESTMENT OBJECTIVE The Portfolio is an open-end, management investment company whose investment objective is to seek a total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-United States issuers. See "Investment Objective and Management Policies."

     ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. In addition, a fifth Class, Class Z shares, which is offered pursuant to a separate prospectus, is offered exclusively to tax-exempt employee benefit and retirement plans of Smith Barney Inc. ("Smith Barney") and its affiliates. See "Purchase of Shares" and "Redemption of Shares."


     Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Reduced or No Initial Sales Charge."


     Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

     Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Change Alternatives."

     Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class C shares, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class C shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

     Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

     In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

     Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates share holders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case.

     Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.


     Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Portfolio. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but

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Prospectus Summary (continued)
--------------------------------------------------------------------------------


will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney listed under "Exchange Privilege." Class A share purchases also may be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.


     Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

     See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

     SMITH BARNEY 401(k) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class C shares are available without sales charge as investment alternatives under both of these programs. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice(TM) Programs."

     PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained by Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"). See "Purchase of Shares."

     INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A,

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Prospectus Summary (continued)
--------------------------------------------------------------------------------

Class B and Class C shares and the subsequent investment requirement for all Classes of shares is $25. The minimum investment requirements for purchases of Portfolio shares through the Systematic Investment Plan are described below. See "Purchase of Shares."

     SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

     REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."


     MANAGEMENT OF THE PORTFOLIO Mutual Management Corp. (formerly, Smith Barney Mutual Funds Management Inc.) (the "Manager") serves as the Portfolio's investment manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."


     EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

     VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

     DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. See "Dividends, Distributions and Taxes."

     REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."


6
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Prospectus Summary (continued)
--------------------------------------------------------------------------------

     RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Portfolio invests. The Portfolio will invest in foreign securities. Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes, which may reduce the investment return of the Portfolio. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability. See "Investment Objective and Management Policies."

     THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Portfolio's operating expenses for its most recent fiscal year:


International Equity Portfolio                Class A  Class B  Class C  Class Y
--------------------------------------------------------------------------------
Shareholder Transaction Expenses
   Maximum sales charge imposed on purchases
     (as a percentage of offering price) ....  5.00%    None     None      None
   Maximum CDSC (as a percentage of original
     cost or redemption proceeds, whichever
     is lower) ..............................  None*    5.00%    1.00%     None
Annual Portfolio Operating Expenses
(as a percentage of average net assets)
   Management fees ..........................  0.85%    0.85%    0.85%     0.85%
   12b-1 fees** .............................  0.25     1.00     1.00        -
   Other expenses ...........................  0.21     0.26     0.27      0.09
                                               -----    -----    -----     -----
Total Portfolio Operating Expenses ..........  1.31%    2.11%    2.12%     0.94%
--------------------------------------------------------------------------------
     * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.


     ** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


     Class A shares of the Portfolio purchased through the Smith Barney AssetOne(SM) Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

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Prospectus Summary (continued)
--------------------------------------------------------------------------------

     The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) or ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to Class B and Class C shares an annual 12b-1 fee of 1.00% of the value of average daily net assets of the respective Classes, consisting of a 0.75% distribution fee and a 0.25% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

Example

     The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."


International Equity Portfolio               1 Year  3 Years  5 Years  10 Years*
--------------------------------------------------------------------------------
An investor would pay the following expenses on
  a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the
  end of each time period:
    Class A..................................  $63      $89     $118     $200
    Class B..................................   71       96      123      224
    Class C..................................   32       66      114      245
    Class Y..................................   10       30       52      115

An investor would pay the following expenses on
  the same investment, assuming the same
  annual return and no redemption:
    Class A..................................  $63      $89     $118     $200
    Class B..................................   21       66      113      224
    Class C..................................   22       66      114      245
    Class Y..................................   10       30       52      115
--------------------------------------------------------------------------------


* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

     The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

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Financial Highlights
--------------------------------------------------------------------------------


     The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report dated October 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.


For a share of each class of capital stock outstanding throughout each year:


                                               Class A Shares
                               --------------------------------------------------------------------
International Equity Portfolio  1997(1)  1996(1)    1995  1994(2)(3)    1993      1992    1991(4)
===================================================================================================
Net Asset Value, Beginning
  of Year                      $18.64    $17.15    $18.79    $18.71    $12.35    $12.31   $11.94
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(loss)   (0.04)     0.01      0.08*    (0.01)    (0.01)     0.02    (0.01)
  Net realized and unrealized
  gain (loss)                    1.77      1.65     (1.50)     0.09      6.53      0.04     0.38
---------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                     1.73      1.66     (1.42)     0.08      6.52      0.06     0.37
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income(5)      (0.01)    (0.17)    (0.12)       --        --     (0.02)      --
  Net realized gains               --        --     (0.10)       --     (0.16)       --       --
---------------------------------------------------------------------------------------------------
Total Distributions             (0.01)    (0.17)    (0.22)       --     (0.16)    (0.02)      --
---------------------------------------------------------------------------------------------------
Net Asset Value, End
  of Year                      $20.36    $18.64    $17.15    $18.79    $18.71    $12.35   $12.31
---------------------------------------------------------------------------------------------------
Total Return**                   9.30%     9.78%    (7.44)%    0.43%++  52.78%     0.49%    3.10%++
---------------------------------------------------------------------------------------------------
Net Assets, End of
  Year (000)'s               $464,796  $513,870  $489,533  $591,598  $355,926  $122,605  $54,958
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(6)                    1.31%     1.35%     1.36%     1.35%+    1.35%     1.56%    1.73%+
  Net investment income (loss)  (0.18)     0.17      0.50     (0.05)+   (0.10)     0.24     0.75+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate            35%       46%       42%       35%       27%       20%       2%
===================================================================================================
Average commissions paid
  on equity transactions(7)(8)  $0.03     $0.02      $0.01       --        --       --        --
===================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the period from January 1, 1994 to October 31, 1994.
(3) On October 10, 1994, the former Class C shares were exchanged into Class A shares; therefore Class C share activity for the period from January 1, 1994 to October 9, 1994 is included in Class A share activity.
(4) For the period from November 22, 1991 (date of transfer of net assets of Fenimore International Fund, Inc.) to December 31, 1991.
(5) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(6) During the years ended October 31, 1996 and October 31, 1995 the Portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.29% and 1.28%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
(7) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(8) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commissions on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
+   Annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.
** Total returns do not reflect any applicable sales loads or contingent deferred sales charges.
*   Includes realized gains and losses from foreign currency transactions.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


                                              Class B Shares
                                       -----------------------------
International Equity Portfolio          1997(1)   1996(1)   1995(2)
================================================================================
Net Asset Value, Beginning
  of Year                                $18.65    $17.17    $18.38
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)            (0.20)    (0.08)     0.06*
  Net realized and unrealized
    gain (loss)                            1.77      1.60     (1.17)
--------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                               1.57      1.52     (1.11)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income(3)                   --     (0.04)       --
  Net realized gains                         --        --     (0.10)
--------------------------------------------------------------------------------
Total Distributions                          --     (0.04)    (0.10)
--------------------------------------------------------------------------------
Net Asset Value, End
  of Year                                $20.22    $18.65    $17.17
--------------------------------------------------------------------------------
Total Return**                             8.42%     8.89%    (6.00)%++
--------------------------------------------------------------------------------
Net Assets, End of
  Year (000)'s                         $231,148  $212,294  $126,171
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                              2.11%     2.11%     2.13%+
  Net investment income (loss)            (0.95)    (0.58)     0.34+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                      35%       46%       42%
================================================================================
Average commissions per share
  paid on equity transactions(5)(6)       $0.03     $0.02     $0.01
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the period from November 7, 1994 (inception date) to October 31, 1995.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(4) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.04% and 2.04%+, respectively.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commissions on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
*   Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.
** Total returns do not reflect any applicable sales loads or contingent deferred sales charges.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


                                                         Class C Shares
                                      ----------------------------------------------------
International Equity Portfolio         1997(1)   1996(1)    1995(2)   1994(3)   1993(4)
==========================================================================================
Net Asset Value, Beginning
  of Year                              $18.38     $16.93    $18.54    $18.58     $12.35
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)          (0.22)     (0.13)    (0.06)*   (0.11)      0.14
  Net realized and unrealized
    gain (loss)                          1.77       1.62     (1.45)     0.07       6.25
------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                             1.55       1.49     (1.51)    (0.04)      6.39
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income(5)                 --      (0.04)       --        --         --
  Net realized gains                       --         --     (0.10)       --      (0.16)
------------------------------------------------------------------------------------------
Total Distributions                        --      (0.04)    (0.10)       --      (0.16)
------------------------------------------------------------------------------------------
Net Asset Value, End
  of Year                              $19.93     $18.38    $16.93    $18.54     $18.58
------------------------------------------------------------------------------------------
Total Return**                           8.43%      8.85%    (8.11)%   (0.22)%++  51.73%++
------------------------------------------------------------------------------------------
Net Assets, End of
  Year (000)'s                       $200,849   $229,514  $240,090  $287,458   $114,951
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(6)                            2.12%      2.15%     2.16%     2.10%+     2.14%+
  Net investment loss                   (0.97)     (0.63)    (0.34)    (0.77)+    (1.08)+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    35%        46%       42%       35%        27%
==========================================================================================
Average commissions per share
  paid on equity transactions(7)(8)     $0.03      $0.02     $0.01        --         --
==========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) On November 7, 1994, the former Class B shares were renamed Class C shares.
(3) For the period from January 1, 1994 to October 31, 1994.
(4) For the period from January 4, 1993 (inception date) to December 31, 1993.
(5) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(6) During the years ended October 31, 1996 and October 31, 1995, the Portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.09% and 2.08%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
(7) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(8) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commissions on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
*   Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.
** Total returns do not reflect any applicable sales loads or contingent deferred sales charges.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


                                                      Class Y Shares
                                          --------------------------------------
International Equity Portfolio             1997(1)   1996(1)  1995(2)  1994(3)
================================================================================
Net Asset Value, Beginning
  of Year                                  $18.64    $17.13   $18.80   $17.64
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      0.04      0.18     0.10*    0.01
  Net realized and unrealized
  gain (loss)                                1.76      1.54    (1.50)    1.15
--------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                                 1.80      1.72    (1.40)    1.16
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income(4)                  (0.06)    (0.21)   (0.17)      --
  Net realized gains                           --        --    (0.10)      --
--------------------------------------------------------------------------------
Total Distributions                         (0.06)    (0.21)   (0.27)      --
--------------------------------------------------------------------------------
Net Asset Value, End
  of Year                                  $20.38    $18.64   $17.13   $18.80
--------------------------------------------------------------------------------
Total Return                                 9.68%    10.19%   (7.11)%   6.58%++
--------------------------------------------------------------------------------
Net Assets, End of
  Year (000)'s                           $301,852  $200,427  $97,132  $48,765
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(5)                                0.94%     0.96%    1.06%    1.09%+
  Net investment income                      0.23      0.56     0.91     0.29+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                        35%       46%      42%      35%
================================================================================
Average commissions per share
  paid on equity transactions(6)(7)         $0.03     $0.02     $0.01      --
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) On November 7, 1994, the former Class D shares were renamed Class Y shares.
(3) For the period from June 16, 1994 (inception date) to October 31, 1994.
(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(5) During the years ended October 31, 1996 and October 31, 1995, the Portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Y would have been 0.90% and 0.98%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(7) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commissions on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
*   Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

     The investment objective of the Portfolio is to provide a total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-United States issuers. There can be no assurance that the investment objective of the Portfolio will be achieved.

     Under normal market conditions, the Portfolio invests at least 65% of its assets in a diversified portfolio of equity securities consisting of dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities and up to 35% of the Portfolio's assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political subdivisions) of established non-United States issuers. Investments may be made for capital appreciation or for income or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percent or amount of the Portfolio's assets which may be invested for growth or income and, therefore, from time to time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income.


     In seeking to achieve its objective, the Portfolio presently expects to invest its assets primarily in common stocks of established non-United States companies which in the opinion of the Manager have potential for growth of capital. However, there is no requirement that the Portfolio invest exclusively in common stocks or other equity securities and, if deemed advisable, the Portfolio may invest up to 35% of its assets in bonds, notes and other debt securities (including securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political subdivisions). When the Manager believes that the return on debt securities will equal or exceed the return on common stocks, the Portfolio may, in seeking its objective of total return, substantially increase its holdings (up to a maximum of 35% of its assets) in such debt securities. In determining whether the Portfolio will be invested for capital appreciation or for income or any combination of both, the Manager regularly analyzes a broad range of international equity and fixed income markets in order to assess the degree of risk and level of return that can be expected from each market.


     The Portfolio will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. Except as stated below, the Portfolio will invest at least 65% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Nether lands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


America (e.g., Mexico, Chile and Venezuela), Australia, Canada and such other areas and countries as the Manager may determine from time to time. Allocation of the Portfolio's investments will depend upon the relative attractiveness of the international markets and particular issuers. Concentration of the Portfolio's assets in one or a few countries or currencies will subject the Portfolio to greater risks than if the Portfolio's assets were not geographically concentrated.

     Under unusual economic or market conditions as determined by the Manager, for defensive purposes the Portfolio may temporarily invest all or a major portion of its assets in U.S. government securities or in debt or equity securities of companies incorporated in and having their principal business activities in the United States. To the extent the Portfolio's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Portfolio's investment objective.

     In determining the appropriate distribution of investments among various countries and geographic regions, the Manager ordinarily considers the following factors: prospects for relative economic growth between countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors. In the future, if any other relevant factors arise they will also be considered. In analyzing companies for investment, the Manager ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the company to compete successfully in its market place. Ordinarily, the Manager will not view a company as being sufficiently well established to be considered for inclusion in the Portfolio unless the company, together with any predecessors, has been operating for at least three fiscal years. However, the Portfolio may invest up to 5% of its assets in such "unseasoned" issuers.


     It is expected that Portfolio securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the United States securities exchanges and over-the-counter markets.

     To the extent that the Portfolio's assets are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S. as well as foreign high quality money market instruments and equivalents.

     The Portfolio's investment objective may be changed only by the "vote of a majority of the outstanding securities" as defined in the Investment Company Act

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

of 1940 (the "1940 Act"). Certain of the Portfolio's investment policies are non-fundamental and, as such, may be changed by the Board of Directors, provided such change is not prohibited by the investment restrictions (which are set forth in the Statement of Additional Information) or applicable law, and any such change will first be disclosed in the then current prospectus.

     INVESTMENT PRACTICES

     The Portfolio may utilize from time to time one or more of the investment practices described below to assist it in reaching its investment objective. These practices involve potential risks which are summarized below. In addition, the Statement of Additional Information contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by the Portfolio to reduce such risks.

     In order to protect the dollar equivalent value of its portfolio securities against declines resulting from currency value fluctuations and changes in interest rate or other market changes, the Portfolio may enter into the following hedging transactions: forward foreign currency contracts, interest rate and currency swaps and financial instrument and market index futures contracts and related options contracts. The Portfolio may also use leverage, enter into repurchase transactions and lend its portfolio securities.


     Currency Transactions. The Portfolio will enter into various currency transactions, i.e., forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Portfolio may enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Portfolio is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Portfolio has exposure. The Portfolio may seek to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Manager, such currency is

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

     Interest Rate Transactions. The Portfolio will enter into various interest rate transactions, i.e., futures contracts in various financial instruments and interest rate related indices, put and call options on such futures contracts and on such financial instruments and interest rate swaps. The Portfolio will enter into these transactions primarily to "lock in" a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitment to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. The Portfolio will not enter into an interest rate swap transaction in which its interest commitment is greater or measured differently than the interest receivable on specific portfolio securities. Interest rate swaps may be combined with currency swaps to take advantage of rate differentials in different markets on the same or similar securities.

     The Portfolio may enter into futures contracts and options on futures contracts for non-hedging purposes, subject to applicable law.

     Market Index Transactions. The Portfolio may also enter into various market index contracts, i.e., index futures contracts on particular non-U.S. securities markets or industry segments and related put and call options. These contracts are used primarily to protect the value of the Portfolio's securities against a decline in a particular market or industry in which it is invested.

     General. The Portfolio will engage in the foregoing transactions primarily as a means to hedge risks associated with management of its portfolio. Investment in these contracts requires the Portfolio to deposit with the applicable exchange or other specified financial intermediary as a good faith deposit for its obligations an amount of cash or specified debt securities which initially is 1-5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates.

     Risks. All of the foregoing transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and dollar equivalent price movements in the currency or security being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Portfolio's securities. In addition, these instruments may not be liquid in all circumstances and are generally closed out by entering into offsetting transactions rather than by disposing of the Portfolio's obligations. As a result, in volatile markets, the Portfolio may not be able to close out a transaction without incurring losses. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged currency or security, at the same time they tend to limit any potential gain which might result

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


from an increase in the value of such currency or security. The successful use of futures and options is dependent upon the ability of the Manager to predict changes in interest rates. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do option purchase transactions, where the exposure is limited to the cost of the premium for the option. Transactions in futures and options on futures for non-hedging purposes involve greater risks and could result in losses which are not offset by gains on other portfolio assets.


     With respect to interest rate swaps, the Portfolio recognizes that such arrangements are relatively illiquid and will include the principal amount of the obligations owed to it under a swap as an illiquid security for purposes of the Portfolio's investment restrictions except to the extent a third party (such as a large commercial bank) has guaranteed the Portfolio's ability to offset the swap at any time.


     Options. The Portfolio may purchase put and call options on securities which are traded on an exchange in other markets, on currencies and, as developed from time to time, various futures contracts on market indexes and other instruments. Purchasing options may increase investment flexibility and improve total return, but may also subject the Portfolio to the risk of loss of the option premium if an asset the Portfolio has the option to buy declines in value or if an asset the Portfolio has the option to sell increases in value. In order to assure that the Portfolio will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Portfolio enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets.


     Leverage. The Portfolio may borrow from banks, on a secured or unsecured basis, up to 25% of the value of its assets. If the Portfolio borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage."

     Leverage creates an opportunity for increased returns to shareholders of the Portfolio but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Portfolio's shares and in the Portfolio's yield. Although the principal or stated value of such borrowings will be fixed, the Portfolio assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Portfolio which can exceed the income from the assets retained. To the extent

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Portfolio will have to pay in respect thereof, the Portfolio's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Portfolio will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Portfolio.


     Repurchase Agreements and Lending Securities. The Portfolio may enter into repurchase agreements up to 25% of its assets and may lend for a fee portfolio securities amounting to up to 15% of its assets. These transactions must be fully collateralized at all times, and the Manager will monitor the value of the collateral, which will be marked to the market daily, to determine that the value is at least 100% of the agreed upon sum to be paid to the Portfolio. Repurchase agreements and lending of portfolio securities involve some credit risk to the Portfolio, if the other party defaults on its obligations, since the Portfolio could be delayed or prevented from recovering the collateral. The Portfolio currently does not expect that it will enter into repurchase agreements on more than 5% of its assets.

     When-Issued and Delayed Delivery Securities. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Port folio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Fund's custodian, Chase Manhattan Bank (the "Custodian") will maintain, in a segregated account of the Portfolio, cash, debt securities of any grade or equity securities, having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been deter mined by the Manager to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Directors. The Custodian will likewise segregate securities sold on a delayed basis. The payment obligations and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.


     PORTFOLIO TRANSACTIONS AND TURNOVER

     Purchases and sales of securities, futures or options on futures on an exchange (including a board of trade), and options on securities may be effected through securities brokers or futures commission merchants that charge a commission for their services. Orders may be directed to any broker including, to the extent and in

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

the manner permitted by applicable law, Smith Barney. In order for Smith Barney to effect any such transaction for the Fund, the commissions, fees or other remuneration received by Smith Barney must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Smith Barney to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" Directors, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to Smith Barney are consistent with the foregoing standard. Brokerage transactions with Smith Barney are also subject to such fiduciary standards as may be imposed upon Smith Barney by applicable law.


     Although it is anticipated that most investments of the Portfolio will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Manager believes that portfolio changes are appropriate. It is expected that the Portfolio's annual turnover rate will not exceed 100% in normal circumstances. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions for the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year since inception.


     RISK FACTORS

     Investors should realize that risk of loss is inherent in the ownership of any securities and that shares of the Portfolio will fluctuate with the market value of its securities. In addition, concentration of the Portfolio's assets in one or a few countries or currencies will subject the Portfolio to greater risks than if the Portfolio's assets were not geographically concentrated.

     Non-U.S. Securities. Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Portfolio will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency ex change rates will, to the extent the Portfolio does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts.

     Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Portfolio or the investors.

     Securities of Developing Countries. A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.


     One or more of the risks discussed above could affect adversely the economy of a developing market or the Portfolio's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled . There can be no assurance that any investments that the Portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership of policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

     Year 2000. The investment management services provided to the Portfolio by the Manager and the services provided to shareholders by Smith Barney, the Fund's Distributor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


and calculated. That failure could have a negative impact on the Portfolio's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Portfolio that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Portfolio's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Portfolio services at that time.


--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

     The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Portfolio's net assets attributable to each Class by the total number of shares of the Class outstanding.

     Securities owned by the Portfolio for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales prices on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sale on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the Portfolio's net assets, and current market value of such options sold by the Portfolio will be subtracted from the Portfolio's net assets. Any other investments of the Portfolio, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith. This value generally is determined as the amount that the Portfolio could reasonably expect to receive from an orderly disposition of these

--------------------------------------------------------------------------------
Valuation of Shares (continued)
--------------------------------------------------------------------------------


assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by the Manager.

     Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of the Port folio may not take place contemporaneously with the determination of the prices of investments held by such Portfolio. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in the Portfolio's net asset value unless the Manager, under the supervision of the Fund's Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Portfolio's net asset value may be significantly affected by such trading on days when a shareholder has no access to the Portfolio.


--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

     DIVIDENDS AND DISTRIBUTIONS

     The Fund declares and pays income dividends at least annually on shares of the Portfolio and makes annual distributions of capital gains, if any, on such shares.

     If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

     Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by First Data should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

     The per share dividends on Class B and Class C shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


     TAXES

     The Portfolio intends to continue to qualify as a regulated investment company under Sub chapter M of the Code to be relieved of Federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Portfolio must meet certain tests, including distributing at least 90% of its investment company taxable income.


     Dividends from net investment income and distributions of realized short-term capital gains on the sale of securities, whether paid in cash or automatically invested in additional shares of the Portfolio, are taxable to shareholders as ordinary income. The Portfolio's dividends will not qualify for the dividends received deduction for corporations. Dividends and distributions declared by the Portfolio may also be subject to state and local taxes. Distributions out of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders as long-term capital gains. Information as to the tax status of dividends paid or deemed paid in each calendar year will be mailed to shareholders as early in the succeeding year as practical but not later than January 31.

     Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known. Such foreign taxes would reduce the income of the Portfolio distributed to shareholders.

     If, at the end of the Portfolio's taxable year, more than 50% of the value of the Portfolio's total assets consists of stock or securities of foreign corporations, the Portfolio may make an election pursuant to which foreign income taxes paid by it will be treated as paid directly by its shareholders. The Portfolio will make this election only if it deems the election to be in the best interests of shareholders, and will notify shareholders in writing each year if it makes the election and the amount of foreign taxes to be treated as paid by the shareholders. If the Portfolio makes such an election, the amount of such foreign taxes would be included in the income of shareholders, and a shareholder other than a foreign corporation or non-resident alien individual could claim either a credit or, provided the shareholder itemizes deductions, a deduction for U.S. federal income tax purposes for such foreign taxes. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholders' U.S. tax (determined without regard to the availability of the credit) attributable to their total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Portfolio from its foreign source income will be treated as foreign source income.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

The Portfolio's gains and losses from the sale of securities and from certain foreign currency gains and losses will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Portfolio that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign income taxes paid by the Portfolio.

     In determining gain or loss, a shareholder who redeems or exchanges shares in the Portfolio within 90 days of the acquisition of such shares will not be entitled to include in tax basis the sales charges incurred in acquiring such shares to the extent of any subsequent reduction in sales charges for investing in the Portfolio or a different Portfolio of the Fund, such as pursuant to the rights discussed in "Exchange Privilege."

     The Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, distributions and redemption proceeds to shareholders who fail to provide a correct taxpayer identification number (the Social Security number in the case of an individual) or to make the required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding and who are not otherwise exempt. The 31% withholding tax is not an additional tax, but is creditable against a shareholder's federal income tax liability.

     Prior to investing in shares of the Portfolio, investors should consult with their tax advisors concerning the federal, state and local tax consequences of such an investment.

--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

     GENERAL


     The Portfolio offers five Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $5,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Class Z shares are offered without a sales charge, CDSC, service fee or distribution fee, exclusively to tax-exempt employee benefit and retirement plans of Smith Barney and its affiliates. Investors meeting these criteria who are interested in acquiring Class Z shares should contact a Smith Barney Financial Consultant for a Class Z Prospectus. See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

selecting which Class of shares to purchase.


     Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through First Data. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other brokers/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

     Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Portfolio. Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Portfolio is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, Directors or Trustees, of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by First Data. Share certificates are issued only upon a shareholder's written request to First Data.

     Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or introducing brokers prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Portfolio shares is due on the third business day after the trade

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

date. In all other cases, payment must be made with the purchase order.

     SYSTEMATIC INVESTMENT PLAN

     Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through pre-authorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

     INITIAL SALES CHARGE ALTERNATIVE - CLASS A SHARES

     The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:

                                                                     Dealers'
                              Sales Charge      Sales Charge        Reallowance
                                  % of             as % of            as % of
Amount of Investment         Offering Price    Amount Invested    Offering Price
--------------------------------------------------------------------------------
   Less than  $ 25,000            5.00%             5.26%             4.50%
  $ 25,000 -    49,999            4.00              4.17              3.60
    50,000 -    99,999            3.50              3.63              3.15
   100,000 -   249,999            3.00              3.09              2.70
   250,000 -   499,999            2.00              2.04              1.80
   500,000 and over                 *                 *                 *
================================================================================


* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."


     Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.


     The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


single trust estate or single fiduciary account.


     INITIAL SALES CHARGE WAIVERS


     Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) purchases by
Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs; (g) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Travelers or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (h) purchases by separate accounts used to fund certain unregistered variable annuity contracts; and (i) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


     RIGHT OF ACCUMULATION

     Class A shares of the Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

     GROUP PURCHASES

     Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative -- Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions, IRAs or investments pursuant to retirement plans under Sections 401 or 408 of the Code. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members, and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

     LETTER OF INTENT

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

     Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Port folio and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

     Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $5,000,000 of Class Y shares of the same Portfolio within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

     DEFERRED SALES CHARGE ALTERNATIVES


     CDSC Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Portfolio. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.


     Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares,

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

shares redeemed more than 12 months after their purchase.

     Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice(TM) Programs."

                Year Since Purchase
                 Payment Was Made                        CDSC
--------------------------------------------------------------------------------
                  First                                  5.00%
                  Second                                 4.00
                  Third                                  3.00
                  Fourth                                 2.00
                  Fifth                                  1.00
                  Sixth and thereafter                   0.00
================================================================================


     Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."


     In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

     To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

     WAIVERS OF CDSC

     The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

     CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

     SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

     Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans participating ("Participating Plans") in these programs.

     The Portfolio offers to Participating Plans Class A and Class C shares as investment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class C shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class C shares acquired by other investors; however, they are not subject to any initial sales

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

charge or CDSC. Once a Participating Plan has made an initial investment in the Portfolio, all of its subsequent investments in the Portfolio must be in the same Class of shares, except as otherwise described below.

     Class A Shares. Class A shares of the Portfolio are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

     Class C Shares. Class C shares of the Portfolio are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class C shares of one or more funds of the Smith Barney Mutual Funds.

     401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. If, at the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program, a Participating Plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Portfolio. (For Participating Plans that were originally established through a Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five-year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

     401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Portfolio. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

     Any Participating Plan in the Smith Barney 401(k) or ExecChoice(TM) Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Portfolio regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) or ExecChoice(TM) Program. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class C shares of the Portfolio but instead may acquire Class A shares of the Portfolio. Any Class C shares not converted will continue to be subject to the distribution fee.


     Participating Plans wishing to acquire shares of the Portfolio through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from First Data. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.


     Existing 401(k) Plans Investing in Class B Shares. Class B shares of the Portfolio are not available for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by any Participating Plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

     At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, the Participating Plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the Portfolio. Such Participating Plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Participating Plan will not be eligible to acquire additional Class B shares of the Portfolio but instead may acquire Class A shares of the Portfolio. If the Participating Plan elects not to exchange all of its Class B shares at that time, each Class B share held by the Participating Plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

     No CDSC is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the CDSC applies to the redemption by a Participating Plan depends on the number of years since the Participating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the CDSC to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

     The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of:

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

(a) the retirement of an employee in the Participating Plan; (b) the termination of employment of an employee in the Participating Plan; (c) the death or disability of an employee in the Participating Plan; (d) the attainment of age 5911/42 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the Participating Plan to an employee.


--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------



     Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

FUND NAME


Growth Funds

      Concert Peachtree Growth Fund
      Smith Barney Aggressive Growth Fund Inc.
      Smith Barney Appreciation Fund Inc.
      Smith Barney Fundamental Value Fund Inc.
      Smith Barney Large Capitalization Growth Fund
      Smith Barney Managed Growth Fund
      Smith Barney Natural Resources Fund Inc.
      Smith Barney Small Cap Blend Fund, Inc.
      Smith Barney Special Equities Fund

Growth and Income Funds

      Concert Social Awareness Fund
      Smith Barney Convertible Fund
      Smith Barney Funds, Inc. -- Large Cap Value Fund
      Smith Barney Growth and Income Fund
      Smith Barney Premium Total Return Fund
      Smith Barney Utilities Fund

Taxable Fixed-Income Funds
   ** Smith Barney Adjustable Rate Government Income Fund
      Smith Barney Diversified Strategic Income Fund
  +++ Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Fund
      Smith Barney Funds, Inc. -- U.S. Government Securities Fund
      Smith Barney Government Securities Fund
      Smith Barney High Income Fund
      Smith Barney Investment Grade Bond Fund
      Smith Barney Managed Governments Fund Inc.
      Smith Barney Total Return Bond Fund

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


Tax-Exempt Funds

      Smith Barney Arizona Municipals Fund Inc.
      Smith Barney California Municipals Fund Inc.
    * Smith Barney Intermediate Maturity California Municipals Fund
    * Smith Barney Intermediate Maturity New York Municipals Fund
      Smith Barney Managed Municipals Fund Inc.
      Smith Barney Massachusetts Municipals Fund
      Smith Barney Municipal High Income Fund
      Smith Barney Muni Funds -- Florida Portfolio
      Smith Barney Muni Funds -- Georgia Portfolio
    * Smith Barney Muni Funds -- Limited Term Portfolio
      Smith Barney Muni Funds -- National Portfolio
      Smith Barney Muni Funds -- New York Portfolio
      Smith Barney Muni Funds -- Pennsylvania Portfolio
      Smith Barney New Jersey Municipals Fund Inc.
      Smith Barney Oregon Municipals Fund

Global-International Funds

      Smith Barney Hansberger Global Small Cap Value Fund
      Smith Barney Hansberger Global Value Fund
      Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
      Smith Barney World Funds, Inc. -- European Portfolio
      Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio


Smith Barney Concert Allocation Series Inc.

      Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
      Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds

    + Smith Barney Exchange Reserve Fund
   ++ Smith Barney Money Funds, Inc. -- Cash Portfolio
   ++ Smith Barney Money Funds, Inc. -- Government Portfolio
  *** Smith Barney Money Funds, Inc. -- Retirement Portfolio
  +++ Smith Barney Municipal Money Market Fund, Inc.
  +++ Smith Barney Muni Funds -- California Money Market Portfolio
  +++ Smith Barney Muni Funds -- New York Money Market Portfolio
================================================================================

  * Available for exchange with Class A, Class C and Class Y shares of the Portfolio.
 ** Available for exchange with Class A and Class B shares of the Portfolio. In addition, shareholders who own Class C shares of the Portfolio through the Smith Barney 401(k) Program may exchange those shares for Class C shares of this fund.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

***  Available for exchange with Class A shares of the Portfolio.
  +  Available for exchange with Class B and Class C shares of the Portfolio.

 ++ Available for exchange with Class A and Class Y shares of the Portfolio. In addition, Participating Plans opened prior to June 21, 1996 and investing in Class C shares may exchange those shares for Class C shares of this fund.

+++  Available for exchange with Class A and Class Y shares of the Portfolio.


     Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a CDSC higher than that imposed by the Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.


     Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Port folio that have been exchanged.

     Class A and Class Y Exchanges. Class A and Class Y shareholders of the Portfolio who wish to ex change all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

     Additional Information Regarding the Exchange Privilege. Although the ex change privilege is an important benefit, excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the share holder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) re deem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

     Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

     The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

     If a share holder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until First Data receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.


     Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:


     Smith Barney World Funds, Inc./International Equity Portfolio Class A, B, C or Y (please specify)
     c/o First Data Investor Services Group, Inc.
     P.O. Box 5128
     Westborough, Massachusetts 01581-5128


     A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $2,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

     AUTOMATIC CASH WITHDRAWAL PLAN

     The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the share holder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the share holder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

   TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

   Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Fund.)

   Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares, may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open.

   Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

     The Fund reserves the right to involuntarily liquidate any shareholder's account in the Portfolio if the aggregate net asset value of the shares held in the Portfolio account is less than $500. (If a shareholder has more than one account in this Port folio, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------


     From time to time the Fund may advertise the Portfolio's total return and average annual total return in advertisements. In addition, in other types of sales literature the Fund may include the Portfolio's current dividend return. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Portfolio calculates current dividend return for each Class by dividing the current dividend by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of the investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.


--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

     BOARD OF DIRECTORS


     Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's Manager. The Statement of Additional Information contains background information regarding each Director and executive officer of the Fund.

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

     MANAGER

     The Manager manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio under which the Manager offers the Port folio advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Port folio and furnishes the Portfolio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Fund. By written agreement Research and other departments and staff of Smith Barney furnish the Manager with information, advice and assistance and are available for consultation on the Fund's Portfolios, thus Smith Barney may also be considered an investment adviser to the Fund. Smith Barney's services are paid for by the Manager on the basis of direct and indirect costs to Smith Barney of performing such services; there is no charge to the Fund for such services. For the Portfolio's last fiscal year the management fee was 0.85% of the Portfolio's average net assets and the total operating expenses were 1.31% for Class A shares; 2.11% for Class B shares; 2.12% for Class C shares; and 0.94% for Class Y shares.


     The Manager was incorporated on March 12, 1968 under the laws of Delaware. As of January 31, 1998 the Manager had aggregate assets under management of approximately $94 billion. The Manager, Smith Barney and Holdings are each located at 388 Greenwich Street, New York, New York 10013. The term "Smith Barney" in the title of the Fund has been adopted by permission of Smith Barney and is subject to the right of Smith Barney to elect that the Fund stop using the term in any form or combination of its name.


     PORTFOLIO MANAGEMENT

     The Portfolio is managed by Maurits E. Edersheim and a team of seasoned international equity portfolio managers, who collectively have over 125 years of experience and manage in excess of $2 billion in global equity assets for other investment companies and managed accounts. Mr. Edersheim is Chairman and Advisory Director of the Fund and is Deputy Chairman of Smith Barney International Incorporated. Mr. James Conheady, Mr. Rein van der Does and Mr. Jeffrey Russell, all Vice Presidents of the Portfolio and Managing Directors of Smith Barney, are members of the international equity team, and have been responsible for the day to day operations of the Portfolio, including making all investment decisions, since November 1991.

     Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended October 31, 1997 is included in the Annual Report dated October 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------

     Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of the Portfolio at the annual rate of 0.25% of the average daily net assets attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B and Class C shares at the annual rate of 0.75% of the average daily net assets attributable to these Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

     The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

     Payments under the Plan with respect to Class B and Class C shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

     The Fund, an open-end investment company, was incorporated in Maryland on March 22, 1991. The Fund has an authorized capital of 1,000,000,000 shares with a par value of $.001 per share. The Board of Directors has authorized the issuance of six series of shares, each representing shares in one of six separate Portfolios and may authorize the issuance of additional series of shares in the future. The assets of each

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------


Portfolio are segregated and separately managed and a shareholder's interest is in the assets of the Portfolio in which he or she holds shares. Class A, Class B, Class C, Class Y and Class Z shares of the Portfolio represent interests in the assets of the Port folio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertains to a particular Class. As described under "Voting" in the Statement of Additional Information, the Fund ordinarily will not hold meetings of shareholders annually; however, shareholders have the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove directors, and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in this Prospectus.


     The Chase Manhattan Bank, located at Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Portfolio's investments.

     First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

     The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or First Data.

--------------------------------------------------------------------------------

                                                                    SMITH BARNEY
                                                                    ------------

                                                A Member of TravelersGroup[LOGO]

                                                                    Smith Barney
                                                               World Funds, Inc.
                                                                   International
                                                                Equity Portfolio

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                    FD 0667 2/98

--------------------------------------------------------------------------------